Exhibit 32.1

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Forian Inc. (the “Company”) for the fiscal quarter ended June 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

(1)           the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2022	By: /s/ Daniel Barton
Name: Daniel Barton
Title: Chief Executive Officer
(Principal Executive Officer)
Date: August 12, 2022
By: /s/ Michael Vesey
Name: Michael Vesey
Title: Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)